Subsequent Events	12 Months Ended
Dec. 31, 2021
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Subsequent Events
16 – Subsequent Event
Subsequent to year end, the Company announced that it had reached an agreement with Royalty North Partners Ltd. to sell its 30% interest in Hod Maden and its equity interest in Entrée. In consideration, Sandstorm will receive a flagship Gold Stream on Hod Maden and a portion of debt and equity in the resulting issuer. The transaction is subject to various closing conditions and is expected to close in the second half of 2022. The accounting for the transaction will be finalized on closing based on the facts and circumstances at that time. With this transaction, Sandstorm intends to unlock additional value in Hod Maden through the re-rating
of the asset as a Gold Stream in its portfolio and further repositions Sandstorm as a pure-play precious metals royalty and streaming company.